Cash and cash equivalents and Investment securities	6 Months Ended
Jun. 30, 2019
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Cash and cash equivalents and Investment securities

13. Cash and cash equivalents and Investment securities

Million US dollar	30 June 2019	31 December 2018
Short-term bank deposits	3 283	2 233
Cash and bank accounts	4 896	4 841

Cash and cash equivalents	8 179	7 074
Bank overdrafts	(105)	(114)

	8 074	6 960

The cash outstanding per 30 June 2019 includes restricted cash for an amount of 80m US dollar (31 December 2018: 2m US dollar). This restricted cash refers to outstanding consideration payable to former Anheuser-Busch shareholders who did not yet claim the proceeds from the 2008 combination (2m US dollar) and amounts deposited on a blocked account related to the state aid investigation into the Belgian excess profit ruling system (78m US dollar) – see also Note 21 Contingencies.

Million US dollar	30 June 2019	31 December 2018
Investment in unquoted companies	98	84
Investment on debt securities	25	24

Non-current investments	123	108
Investment on debt securities	87	87

Current investments	87	87

As of 30 June 2019, current debt securities of 87m US dollar mainly represented investments in government bonds (31 December 2018: 87m US dollar). The company’s investments in such short-term debt securities are primarily to facilitate liquidity and for capital preservation.